Exhibit 99.1

GMF Canada Leasing Trust

Asset-Backed Notes, Series 2018-1

Sample Lease Agreed-Upon Procedures

Report To:

General Motors Financial Company, Inc.

General Motors Financial of Canada, Ltd.

25 October 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

General Motors Financial Company, Inc.

General Motors Financial of Canada, Ltd.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Re:	GMF Canada Leasing Trust (the “Trust”)
Asset-Backed Notes, Series 2018-1 (the “Notes”)
Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by General Motors Financial Company, Inc. (“GMF”), General Motors Financial of Canada, Ltd. (the “Sponsor”), BMO Capital Markets Corp. (“BMO Capital”), BMO Nesbitt Burns Inc. (“BMO Nesbitt Burns”), RBC Capital Markets, LLC (“RBC Capital”), RBC Dominion Securities Inc. (“RBC Dominion“), Scotia Capital (USA) Inc. (“Scotia Capital (USA)”), Scotia Capital Inc. (“Scotia Capital”), CIBC World Markets Corp. (“CIBC Corp.”) and CIBC World Markets Inc. (“CIBC Inc.,” together with GMF, the Sponsor, BMO Capital, BMO Nesbitt Burns, RBC Capital, RBC Dominion, Scotia Capital (USA), Scotia Capital and CIBC Corp., the “Specified Parties”), solely to assist the Sponsor with respect to certain information relating to a pool of automobile, light duty truck and utility vehicle lease agreements (the “Leases”) and the corresponding leased vehicles relating to the Trust’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, GMF, on behalf of the Sponsor, provided us with:

a.

An electronic data file labeled “GCOLT 2018-1 Final Cut Data Tape_DIST.XLSX” and the corresponding record layout and decode information (the “Base Data File”) that GMF, on behalf of the Sponsor, indicated contains information relating to certain automobile, light duty truck and utility vehicle lease agreements (the “Preliminary Leases”) that are expected to be representative of the Leases as of 5 September 2018 (the “Preliminary Cutoff Date”) and

b.	A schedule (the “Supplemental Sample Schedule”) that GMF, on behalf of the Sponsor, indicated contains information relating to the:
i.	Loan account number,
ii.	Application number and
iii.	Vehicle identification number

(collectively, the “Supplemental Characteristics”) for each Sample Lease (as defined in Attachment A),

c.	Imaged copies of:
i.	The motor vehicle lease agreement and corresponding contract cure letter, bi-weekly payment addendum and/or amendment (collectively and as applicable, the “Lease Agreement”),
ii.	The personal property security act (“PPSA”) document or other related documents (collectively and as applicable, the “Vehicle Ownership Documentation”),
iii.	Certain printed screen shots and payment histories from GMF’s servicing system (the “Servicing System Screen Shots”),
iv.

Certain printed screen shots and account summary information from GMF’s loan origination systems (the “Origination System Screen Shots,” together with the Servicing System Screen Shots, the “System Screen Shots”),

v.	The borrower credit application or application for financing (collectively and as applicable, the “Credit Application”) and
vi.

The agreement to provide insurance, binder of insurance, confirmation of accidental physical damage insurance, supplemental provisions, notice of requirement to provide insurance, insurance verification form, insurance coverage acknowledgement, agreement to furnish insurance policy, property insurance disclosure or other related documents (collectively and as applicable, the “Agreement to Provide Insurance,” together with the Lease Agreement, Vehicle Ownership Documentation, System Screen Shots and Credit Application, the “Source Documents”)

that GMF, on behalf of the Sponsor, indicated relate to each Sample Lease,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Sponsor is responsible for the Base Data File, Supplemental Sample Schedule, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Base Data File, Supplemental Sample Schedule, Source Documents or any other information provided to us by GMF, on behalf of the Sponsor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Leases or Leases, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by GMF, on behalf of the Sponsor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Leases,
iii.	Whether the originator of the Leases complied with federal, state or local laws or regulations or
iv.

Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

25 October 2018

Attachment A

Procedures performed and our associated findings

1.

As instructed by GMF, on behalf of the Sponsor, we randomly selected a sample of 150 Preliminary Leases from the Base Data File (the “Sample Leases”). For the purpose of this procedure, GMF, on behalf of the Sponsor, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Base Data File.

For the purpose of the procedures described in this report, the 150 Sample Leases are referred to as Sample Lease Numbers 1 through 150.

2.

As instructed by GMF, on behalf of the Sponsor, we appended the information for each Sample Lease on the Base Data File with the corresponding Supplemental Characteristics, all as shown on the Supplemental Sample Schedule. The Base Data File, as adjusted, is hereinafter referred to as the “Data File.”

3.	For each Sample Lease, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by GMF, on behalf of the Sponsor, that are described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by GMF, on behalf of the Sponsor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

b.	Observed the existence of Vehicle Ownership Documentation.

c.

Observed that “General Motors Financial of Canada, Ltd.” (or d/b/a) was the named lien holder or owner, as shown on the Vehicle Ownership Documentation, or that the lien holder has assigned the vehicle corresponding to such Sample Lease to “General Motors Financial of Canada, Ltd.” (or d/b/a), as shown on the Vehicle Ownership Documentation, subject to the additional instruction provided by GMF, on behalf of the Sponsor, described in the succeeding paragraph.

For the purpose of this procedure, GMF, on behalf of the Sponsor, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

d.	Observed the existence of a Credit Application.

e.	Observed that the Origination System Screen Shots contained a credit bureau report summary.

f.	Observed the existence of an Agreement to Provide Insurance.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note

Loan account number	Lease Agreement and Servicing System Screen Shots	i.

Application number	Origination System Screen Shots	i.

Vehicle identification number	Lease Agreement, Vehicle Ownership Documentation and Servicing System Screen Shots

Maturity date	Lease Agreement and Servicing System Screen Shots	ii.

Original term to maturity	Lease Agreement and Servicing System Screen Shots

Monthly base rent payment	(a) Lease Agreement and (b) Servicing System Screen Shots or Servicing System Screen Shots and recalculation	iii.

Model type (new/used)	Lease Agreement and Servicing System Screen Shots	iv.

Vehicle make	Lease Agreement and Servicing System Screen Shots	v.

Vehicle model	Lease Agreement and Servicing System Screen Shots	v.

Vehicle year	Lease Agreement and Servicing System Screen Shots

Province	Lease Agreement and Servicing System Screen Shots

Contract residual	Lease Agreement and Servicing System Screen Shots

Contract date	Lease Agreement	vi.

Lease commencement date	Servicing System Screen Shots

Bureau score	(a) Origination System Screen Shots or (b) Origination System Screen Shots and recalculation	vii.

Contract rate	Origination System Screen Shots	viii.

Remaining term to maturity	(a) Servicing System Screen Shots or (b) Servicing System Screen Shots and recalculation	ix.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Lease, GMF, on behalf of the Sponsor, instructed us to:
a.	Note agreement if the maturity date value, as shown on the Data File, is the 1st of the month following a maturity date that falls on the 29th, 30th or 31st day of the month, as Lease Agreement, and
b.	Ignore differences of +/- 1 day.

iii.

For the purpose of comparing the monthly base rent payment Sample Characteristic for each Sample Lease, GMF, on behalf of the Sponsor, instructed us to use the base rent value, as shown on the Servicing System Screen Shots, or, if the Servicing System Screen Shots did not contain the base rent value, GMF, on behalf of the Sponsor, instructed us to recalculate the monthly base rent payment by subtracting the:

a.	Payment tax amount, as shown on the Data File, from
b.	Regular payment, as shown on the Servicing System Screen Shots.

iv.

For the purpose of comparing the model type (new/used) Sample Characteristic for each Sample Lease, GMF, on behalf of the Sponsor, instructed us to note agreement with a model type (new/used) value of “N,” as shown on the Data File, if the corresponding model type (new/used) value was “demo,” as shown on the Lease Agreement.

v.

For the purpose of comparing the indicated Sample Characteristics for each Sample Lease, GMF, on behalf of the Sponsor, instructed us to ignore differences due to abbreviation, truncation or spelling errors, as shown on the Lease Agreement.

vi.	For the purpose of comparing the contract date Sample Characteristic for each Sample Lease, GMF, on behalf of the Sponsor, instructed us to ignore differences of +/- 1 day.

vii.

For the purpose of comparing the bureau score Sample Characteristic for each Sample Lease, GMF, on behalf of the Sponsor, instructed us to use the bureau score, as shown on the Origination System Screen Shots, or, if the Originations System Screen Shots contain more than one bureau score, GMF, on behalf of the Sponsor, instructed us to recalculate the bureau score as the non-zero average of the:

a.	Applicant bureau score and
b.	Co-applicant bureau score,

both as shown on the Origination System Screen Shots.

viii.	For the purpose of comparing the contract rate Sample Characteristic for each Sample Lease, GMF, on behalf of the Sponsor, instructed us to ignore differences of 0.01% or less.

Exhibit 1 to Attachment A

Notes: (continued)

ix.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease with a payment type of “monthly,” as shown on the Data File (except for Sample Lease Number 116), GMF, on behalf of the Sponsor, instructed us to use the Servicing System Screen Shots as the Source Document, subject to the instruction provided by GMF, on behalf of the Sponsor, described in the last paragraph of this note ix.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease with a payment type of “bi-weekly,” as shown on the Data File (except for Sample Lease Numbers 24, 37, 39, 80, 81, 83, 84, 91, 102, 108, 112, 113 and 115), GMF, on behalf of the Sponsor, instructed us to recalculate the remaining term to maturity by:

a.	Dividing the:
(1)	Remaining term to maturity, as shown on the Servicing System Screen Shots, by
(2)	The quotient of 26 divided by 12 and
b.	Truncating the result of a. to the nearest integer,

subject to the instruction provided by GMF, on behalf of the Sponsor, described in the final paragraph of this note ix.

For the purpose of comparing the remaining term to maturity Sample Characteristic for Sample Lease Numbers 37, 39, 80, 81, 83, 84, 91, 108, 112, 113 and 115, GMF, on behalf of the Sponsor, instructed us to recalculate the remaining term to maturity by:

a.	Dividing the:
(1)	Remaining term to maturity, as shown on the Servicing System Screen Shots, by
(2)	The quotient of 26 divided by 12 and
b.	Rounding the result of a. to the nearest integer,

subject to the instruction provided by GMF, on behalf of the Sponsor, described in the final paragraph of this note ix.

For the purpose of comparing the remaining term to maturity Sample Characteristic for Sample Lease Numbers 24, 102 and 116, GMF, on behalf of the Sponsor, instructed us to recalculate the remaining term to maturity by subtracting the:

a.	Result of the difference in months between the:
(1)	Lease commencement date, as shown on the Servicing System Screen Shots, and
(2)	Preliminary Cutoff Date,

from

b.	Original term to maturity, as shown on the Servicing System Screen Shots.

Exhibit 1 to Attachment A

Notes: (continued)

ix. (continued)

GMF, on behalf of the Sponsor, indicated that certain of the Servicing System Screen Shots contained account activity which occurred after the Preliminary Cutoff Date. For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease, GMF, on behalf of the Sponsor, instructed us to only consider account activity which occurred on or prior to the Preliminary Cutoff Date.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by GMF, on behalf of the Sponsor, that are described in the notes above.